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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 8, 2003

EMMIS COMMUNICATIONS CORPORATION                   EMMIS OPERATING COMPANY
 (Exact name of registrant as                   (Exact name of registrant as
   specified in its charter)                       specified in its charter)

                 INDIANA                                INDIANA
    (State of incorporation or                 (State of incorporation or
            organization)                              organization)
                0-23264                                 333-62172-13
        (Commission file number)                 (Commission file number)

              35-1542018                              35-2141064
           (I.R.S.  Employer                        (I.R.S.  Employer
           Identification No.)                      Identification No.)

             ONE EMMIS PLAZA                          ONE EMMIS PLAZA
           40 MONUMENT CIRCLE                        40 MONUMENT CIRCLE
               SUITE 700                                 SUITE 700
        INDIANAPOLIS, INDIANA 46204             INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)(Address of principal executive offices)

            (317) 266-0100                             (317) 266-0100
   (Registrant's Telephone Number,            (Registrant's Telephone Number,
         Including Area Code)                       Including Area Code)

Item  5.  Other Events.

            On January 8, 2003, we issued the press release attached as to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         EXHIBIT #        DESCRIPTION

         99.1             Press release dated January 8, 2003.



Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      EMMIS COMMUNICATIONS CORPORATION

Date:   January 9, 2003     By:  /s/ J. Scott Enright
                                 -----------------------------------------------
                                     J. Scott Enright, Vice President,
                                     Associate General Counsel and Secretary


                                      EMMIS OPERATING COMPANY


Date:   January 9, 2003     By:  /s/ J. Scott Enright
                                 -----------------------------------------------
                                     J. Scott Enright, Vice President,
                                     Associate General Counsel and Secretary